UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 18, 1999




                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




        Maryland                     1-1910                      52-0280210
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(State of incorporation)           (Commission                 (IRS Employer
                                    File Number)             Identification No.)




                39 W. Lexington Street Baltimore, Maryland 21201
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            (Address of principal executive offices) (Zip Code)



                                  410-234-5511
              (Registrant's telephone number, including area code)




                                 Not Applicable
(Former name,former address and former fiscal year if changed since last report)


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ITEM 5.  Other Events



Attached to this Current Report on Form 8-K as Exhibit 99 is a news release of the Registrant which includes details about financial performance for the twelve months ended December 31, 1998. These earnings reflect the $15.4 million ($.10 per share) after-tax write-down for Church Street Station taken during the fourth quarter of 1998.


ITEM 7. Financial Statements and Exhibits

 (c) Exhibit No. 99        News Release of Baltimore Gas and Electric Company
                           dated January 18, 1999.











                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       BALTIMORE GAS AND ELECTRIC COMPANY
                                  (Registrant)


Date  January 21, 1999                              /s/  D. A. Brune
    -------------------                 ---------------------------------------
                                                D. A. Brune, Vice President
                                                on behalf of the Registrant and
                                                as Principal Financial Officer





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                                  EXHIBIT INDEX

    Exhibit
    Number

     99                     News Release of Baltimore Gas and Electric Company
                                   dated January 18, 1999.



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